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                                                                    Exhibit 24.1


                            DIRECTORS AND OFFICERS OF
                            NATIONAL CITY CORPORATION

                       REGISTRATION STATEMENT ON FORM S-8

                                POWER OF ATTORNEY


         The undersigned Directors and Officers of National City Corporation, a Delaware corporation (the "Corporation"), hereby constitute and appoint David L. Zoeller, Carlton E. Langer and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for us and in our names, in the capacities indicated below, under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to the registration of shares of Common Stock, par value of $4.00 per share, of the Corporation which have been or may be granted under the National City Corporation 2002 Restricted Stock Plan, and any and all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as we could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

         EXECUTED this 22nd day of April, 2002.


/s/ Jon E. Barfield                               Director
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    Jon E. Barfield


/s/ James S. Broadhurst                           Director
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    James S. Broadhurst


/s/ John W. Brown                                 Director
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    John W. Brown


/s/ Duane E. Collins                              Director
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    Duane E. Collins


/s/ Christopher M. Connor                         Director
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    Christopher M. Connor

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/s/ Sandra Austin Crayton                         Director
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    Sandra Austin Crayton


/s/ David A. Daberko                              Chairman of the Board and
---------------------------------------           Chief Executive Officer
    David A. Daberko


/s/ Daniel E. Evans                               Director
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    Daniel E. Evans


/s/ Joseph T. Gorman                              Director
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    Joseph T. Gorman


/s/ Paul A. Ormond                                Director
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    Paul A. Ormond


/s/ Robert A. Paul                                Director
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    Robert A. Paul


                                                  Director
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    Gerald L. Shaheen


/s/ Jerome F. Tatar                               Director
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    Jerome F. Tatar



/s/ Jerry Sue Thornton                            Director
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    Jerry Sue Thornton, Ph.D.


/s/ Morry Weiss                                   Director
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    Morry Weiss


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